                   C O M P R E H E N S I V E - C D  D I S C

                      L I C E N S E  A G R E E M E N T


      AGREEMENT, having an effective date of October 1, 19XX by and between

U.S. Philips Corporation having its principal office at 580 White Plains

Road, Tarrytown, New York 10591 (hereinafter referred to as "USPC") and

Future Media Productions, Inc. having its principal office at 25136 Anza

Drive, Valencia, CA 91355 (hereinafter referred to as "Licensee").

     WHEREAS, the Philips' Group of Companies (hereinafter referred to as

"Philips") has for many years been engaged in research and development of systems, in which signals encoded in digital form and stored on a disc are read and reproduced by means of devices using an optical read out beam, and has obtained valuable know-how and experience thereby;

     WHEREAS, one of the achievements of such research and development efforts was a new and revolutionary high-fidelity sound storage and reproduction system, which was further developed and defined in a cooperation with Sony

Corporation of Japan and has been jointly presented under the name "Compact

    Disc Digital Audio System" (CD-A);

         WHEREAS, on the basis of this "Compact Disc Digital Audio System" three further systems have been defined in a cooperation with Sony Corporation of Japan and have been jointly presented under the names "Compact Disc Data System" (CD-ROM); "CDV System" (CDV) and "Compact Disc Interactive System" (CD-i);

         WHEREAS, a multi-session CD system has been defined by Philips and Sony and jointly presented under the name "Enhanced Music Compact Disc System", which system is capable of storing sound and data respectively in two sessions on an optical disc;

         WHEREAS, Licensee desires the right to manufacture and sell discs utilizing any or all of the above CD-A, CD-ROM, CDV, CD-i and Enhanced Music CD Systems (jointly hereinafter referred to as "CD Systems"), and wishes such discs to be interchangeable with the discs manufactured and sold by the Philips' Group of Companies and others utilizing such CD-Systems;

         WHEREAS, USPC owns and/or controls the right to license patent rights pertinent to the CD-Systems and owns additional patent rights pertinent to optical disc manufacturing in general;

         WHEREAS, USPC has been authorized by Sony to license patents owned by Sony and indicated on the Exhibits hereto under the terms and conditions specified herein, while Sony retains the right to also license such patents;

         WHEREAS, Licensee understands that USPC is willing to license any one or more patents owned by it for optical disc manufacturing, whether within or outside(1) of the Standard Specifications defining the CD Systems on reasonable terms and conditions; and

         WHEREAS, in furtherance of Licensee's efforts to manufacture and sell discs which are interchangeable within their respective CD-Systems, Licensee has requested USPC for a license under patent rights pertinent to the CD-Systems, which USPC has the free right to license, and, in addition, has requested USPC to disclose and make available certain basic information on the CD-Systems;

         NOW, THEREFORE, in mutual consideration of the premises


     -----------------
     (1) For further information please contact Michael E. Marion, U.S. Philips Corporation, 580 White Plains Road, Tarrytown, NY 10591 and the faithful performance of the mutual covenants hereinafter set forth, the parties hereto have agreed as follows:


                            ARTICLE I - DEFINITIONS

      As used in this Agreement the following terms shall have the following meanings, unless the context clearly requires otherwise:

1.01 DISC - any non-recordable, reflective, disc-shaped information carrier comprising any kind of information such as, but not limited to, audio/video/text/data related information, which information is irreversibly stored in layer during and as an integral part of the manufacturing process of the disc, in a form which is optically readable by playback devices.

1.02 CD-AUDIO DISC - any Disc comprising audio information encoded in digital form, which is optically readable by a CD-Audio-Player (as hereinafter defined) and conforms to the CD-Audio Standard
      Specifications (as hereinafter defined).

1.03 CD-ROM DISC - any Disc comprising information encoded in digital form, which is optically readable by a CD-ROM

      Player (as hereinafter defined) and conforms to either the CD-ROM Standard Specifications (as hereinafter defined) the CD-ROM (XA) Standard Specifications (as hereinafter defined).

1.04 CD-i DISC - any Disc comprising any kind of information such as, but not limited to audio, video, text and data related information, encoded in digital form, which is optically readable by a CD-i Player (as hereinafter defined) and conforms to the CD-i Standard Specifications (as hereinafter defined).

1.05 CDV-DISC - any Disc comprising television picture information consisting of analog video information with digital audio information, and with or without additional information to be used for control, retrieval, educational and/or instructional purposes in relation to the visual display of said television picture information, which is optically readable by a CDV-Player (as hereinafter defined) and conforms to the CDV-Standard Specifications (as hereinafter defined).

1.06 ENHANCED MUSIC CD DISC - any disc comprising any kind of information such as, but not limited to, audio, video, text and data related information encoded in digital form and which conforms to the Enhanced Music CD-Standard Specifications (as hereinafter defined).

1.07 CD-AUDIO STANDARD SPECIFICATIONS - the specifications for the CD-Audio-Disc/Player parameters as made available, modified or added to from time to time in accordance with the provisions of Article III hereof.

1.08 CD-ROM STANDARD SPECIFICATIONS - the specifications for the CD-ROM Disc/Player parameters as made available, modified or added to from time to time in accordance with the provisions of Article III hereof.

1.09 CD-ROM(XA) STANDARD SPECIFICATIONS - the specifications for the CD-ROM(XA) Disc/Player parameters as made available, modified or added to from time to time in accordance with the provisions of Article III hereof.

1.10 CD-i STANDARD SPECIFICATIONS - the specifications for the CD-i Disc/Player parameters (as hereinafter defined) as made available, modified or added to from time to time in accordance with the provision of Article III hereof.

1.11 CDV-STANDARD SPECIFICATIONS - the NTSC and/or PAL specifications for the CDV-Disc/Player parameters as made available, modified or added to from time to time in accordance with the provisions of Article III hereof.

1.12 ENHANCED MUSIC CD-STANDARD SPECIFICATIONS - the specifications for the Enhanced Music CD-Disc/Player parameters as made available, modified or added to from time to time in accordance with the provisions of
      Article III hereof.

1.13 PLAYER - any playback device for optically reading information stored on a Disc and converting such information into electrical signals for reproduction purposes.

1.14 CD-AUDIO PLAYER - a Player which is designed and manufactured solely for the reproduction of information stored on a CD-Audio Disc and conversion of such information, which is bit-encoded according to the CD-Audio Standard Specifications, into electrical signals by means prescribed in the CD-Audio Standard Specifications, which electrical signals are directly capable and intended to be used for sound reproduction through amplifiers and loudspeakers.

1.15 CD-ROM PLAYER - a Player which is designed and manufactured solely for the reproduction of information stored on a CD-ROM Disc and conversion of such information, which is bit-encoded according to the CD-ROM-Standard Specifications, into electrical signals by means prescribed in the CD-ROM Standard Specifications, which electrical signals are directly capable and intended to be used for reproduction of computer-related-data through data handling and/or data processing apparatus.

1.16 CD-i PLAYER - a Player which is designed and manufactured solely for the reproduction of any kind of information stored on a CD-i Disc and as defined in the CD-i Standard Specifications, and conversion of such information, which is bit-encoded according to said CD-i Standard Specifications, into electrical signals by means as prescribed in the CD-i Standard Specifications, which electrical signals are directly capable and intended to be used for reproduction of such information.

1.17 CDV-PLAYER - a Player which is designed and manufactured solely for the reproduction of information stored on a CDV-Disc and conversion of such information, which is encoded according to the CDV-Standard Specifications, into electrical signals by means as prescribed in the CDV-Standard Specifications, which electrical signals are directly capable and intended to be used for visual reproduction through standard television receivers and/or standard television monitors.

1.18 ENHANCED MUSIC CD-PLAYER - a Player which is designed and manufactured solely for the reproduction of information stored on an Enhanced Music CD Disc and conversion of such information, which is bit-encoded according to the Enhanced Music CD Standard Specifications, into electrical signals by means as prescribed in the Enhanced Music CD Standard Specifications, which electrical signals are directly capable and intended to be used for the reproduction of audio, video, text and data related information through data handling and/or data processing apparatus.

1.19 COMBI-PLAYER - a Player which is any combination of a CD-Audio Player, a CD-ROM Player, a CD-i Player, a CDV-Player and an Enhanced Music CD Player.

1.20 LICENSED PRODUCT - any CD-Audio Disc, CD-ROM Disc, CD-i Disc, CDV-Disc or Enhanced Music CD Disc.

1.21 LICENSED PATENTS -- shall mean the patent rights listed in accordance with one of the following license options to be selected by the Licensee:

      (circle type of Licensed Product and Exhibit list of patents on each option chosen, whether A or B, for each type of Disc)

      I. Option A: Licensee, at its option, chooses from one or more of the U.S. Patents listed on Exhibit I (CD-Audio Disc), Exhibit III (CD-ROM
      Disc), Exhibit V (CD-i Disc), Exhibit VII (CDV Disc), and/or Exhibit IX (Enhanced Music CD), and defined herein as Licensed Patents;

OR

      II. Option B: Licensee chooses, at its option, all of the U.S. Patents listed on Exhibit II (CD-Audio Disc), Exhibit IV (CD-ROM Disc), Exhibit VI (CD-i Disc), Exhibit VIII (CDV Disc), and/or Exhibit X (Enhanced Music CD Disc), and defined herein as Licensed Patents.


By /s/                                 Date     10-23-96
   -----------------------------            ----------------------------

1.22 ASSOCIATED COMPANY -- any corporation or other legal entity, in which a party hereto, Philips Electronics North America Corporation, Philips Electronics, N.V. (PENV) of the Netherlands or Sony Corporation of Japan, now or hereafter controls, directly or indirectly, more than fifty percent (50%) of the shares entitled to vote for the election of directors or persons performing similar functions, but any such company or other legal entity shall be deemed an Associated Company only for as long as such control exists.

1.23  TERRITORY -- United States of America, its territories and possessions.

                              ARTICLE II - LICENSES

      Subject to the terms and conditions of this Agreement:

2.01 USPC hereby grants to Licensee and its Associated Companies a non-exclusive, non-transferable license under Licensed Patents to make, use and sell or otherwise dispose of Licensed Products in the Territory, but not to have Licensed Products made for the Licensee by third parties except as provided in Article IV.

2.02 USPC and Sony further agree for a period of ten (10) years from the effective date of this Agreement, to grant Licensee and its Associated Companies a non-exclusive, non-transferable license on reasonable, non-discriminatory terms comparable to those set forth herein, to make, use, sell or otherwise dispose of Licensed Products in the Territory, under any patent rights not yet licensed hereunder which are essential to the manufacturing, use or sale of Licensed Products, as to which, and to the extent to which, USPC or Sony, have, or may hereafter acquire, the free right to grant licenses to Licensee and its Associated Companies and which patent rights were first filed in any country of the world after December 31, 1982. It is expressly understood that in respect of the patent rights to be licensed pursuant to this paragraph 2.02 of
      Article II, paragraph 5.02 of Article V will not be applicable and that royalties payable may have to be paid over and above the royalties due on the basis of the use of Licensed Patents pursuant to paragraph 2.01 of this Article II.

2.03 Finally, USPC and Sony agree for a period of ten (10) years from the date of this Agreement to grant Licensee and its Associated Companies upon their request and on reasonable, non-discriminating royalty rates and conditions to be agreed upon from case to case, a non-exclusive, non-transferable license to make, use, sell or otherwise dispose of CD-Audio Players, CD-ROM Players, CD-i Players, CDV-Players and Combi-Players in the Territory under any or all present and future patent rights essential to the manufacture, use or sale of such Players as to which, and to the extent to which, USPC or Sony may now have, or may hereafter acquire, the free right to grant licenses to Licensee and its Associated Companies for the manufacture, use and sale of such Players. It is expressly understood that paragraphs 5.01 and 5.02 of
      Article V shall not in any way be applicable to licenses pursuant to this paragraph 2.03 of Article II.

2.04 In consideration of the undertakings set forth in paragraphs 2.01, 2.02 and 2.03 and similar undertakings by third party licensees of USPC or PENV, for a period of ten (10) years from the effective date of this Agreement, Licensee, agrees to grant to USPC, Philips Electronics North America Corporation, PENV, Sony Corporation of Japan and their respective Associated Companies, and to other third parties who have similarly entered, or will enter, into a license agreement with USPC, PENV or an Associated

      Company thereof concerning Licensed Products and who have elected to accept or will accept a similar undertaking as contained in this paragraph 2.04, on reasonable, non-discriminating conditions comparable to those set forth herein, non-exclusive, non-transferable licenses to manufacture, use, sell or otherwise dispose of Licensed Products under any or all present and future patent rights which are essential to the manufacturing, use or sale of Licensed Product, as to which, and to the extent to which, Licensee or its Associated Companies may now have or may hereafter acquire the right to grant licenses.

2.05 In consideration of the undertakings set forth in paragraphs 2.01, 2.02 and 2.03 and similar undertakings by third party licensees of USPC or PENV, for a period of ten (10) years from the effective date of this Agreement, Licensee agrees to grant to USPC, Philips Electronics North America Corporation, PENV, Sony Corporation of Japan and their respective Associated Companies, and to other third parties who have entered or will enter into a license agreement with USPC, PENV or an Associated Company thereof concerning Players and who have accepted or will accept a similar undertaking as contained in this paragraph 2.05, on reasonable, non-discriminating conditions to be agreed upon from case to case, non-exclusive, non-transferable licenses to manufacture, use, sell or otherwise dispose of CD-Audio, CD-ROM, CD-i, CDV, Enhanced Music CD and/or Combi-Players under any or all present and future patent rights which are essential to the manufacture, use or sale of such Player, as to which, and to the extent to which, Licensee or its Associated Companies may now have or may hereafter acquire the right to grant licenses.

2.06 To the extent a dispute exists between USPC, Licensee and/or Sony regarding whether any patent is "essential" or whether any license offered by Licensee, USPC, or Sony pursuant to this Article II is under "reasonable...conditions" as those words are used in this Article II then USPC, Sony and/or licensee shall submit such dispute to binding arbitration under the 1992 Patent Arbitration Rules of the American Arbitration Association ("AAA"). Such arbitration shall be held before a panel of three arbitrators and shall take place in New York, New York.

     Licensee, USPC and/or Sony each shall choose one arbitrator who shall be unaffiliated with the parties and who shall have been a member of the bar of the United States Court of Appeals for the Federal Circuit for at least the preceding five years. The two arbitrators chosen by USPC, Licensee and/or Sony shall then choose a third arbitrator who shall also have been a member of the bar of the Federal Circuit for at least the preceding five years and who shall serve as chairperson of the panel. If the arbitrators chosen by USPC, Licensee and/or Sony are unable to agree on a chairperson of the panel within sixty days of their designation by USPC, Licensee and/or Sony then such third arbitrator shall be chosen in accord with the rules of the AAA. All other disputes regarding or relating to this License Agreement other than those specified in this paragraph shall not be subject to arbitration.

IT IS EXPRESSLY UNDERSTOOD THAT

(I) THE LICENSES AND LICENSE UNDERTAKINGS WITH REGARD TO THE MANUFACTURE OF LICENSED PRODUCTS DO NOT REFER TO RECORDING MACHINES, OR APPARATUS OR METHODS FOR THE MULTIPLICATION

     OF DISCS, OR APPARATUS OR METHODS FOR THE MANUFACTURE OF MATERIALS; NOR DO THE LICENSE UNDERTAKINGS WITH REGARD TO THE MANUFACTURE OF PLAYERS EXTEND TO THE MANUFACTURE OF COMPONENTS OF PLAYERS SUCH AS, BUT NOT LIMITED TO SEMICONDUCTOR DEVICES, INTEGRATED CIRCUITS, LASERS, MOTOR AND LENSES, EXCEPT FOR PATENT RIGHTS PERTAINING TO CIRCUITRY AND/OR SYSTEM ASPECTS SPECIFIC TO THE CD-SYSTEM (AND SIMILAR TYPE OPTICAL READ-OUT SYSTEMS), AND

(II) THE RIGHTS AND LICENSES GRANTED PURSUANT TO THIS AGREEMENT DO NOT EXTEND TO ANY COMBINATION OF ONE OR MORE LICENSED PRODUCTS WITH ANY OTHER ITEMS, PRODUCTS, SYSTEMS, STRUCTURES, APPARATUS OR SOFTWARE.

                        ARTICLE III - STANDARD SPECIFICATIONS
                          TECHNICAL INFORMATION AND SUPPORT

3.01 Upon execution of this Agreement and receipt of the payment provided for in paragraph 5.01 of Article V, USPC shall make available to Licensee for use by Licensee and its Associated Companies a copy of the then current version of the respective Standard Specifications, together with such information as is in USPC's reasonable opinion is required for the interpretation of such then current Standard Specifications.

3.02 If USPC in its reasonable opinion determines that an addition or modification to any of the Standard Specifications should be made, Licensee shall be so notified in writing and be furnished with information to assist Licensee in the interpretation of such addition and/or modification.

3.03 Insofar as USPC has a free and legal right to do so, USPC further agrees to make available to Licensee upon Licensee's request and for use by Licensee and its Associated Companies in accordance with the terms of this Agreement, such other information, data and material as are, in USPC's reasonable opinion, strictly required to manufacture Licensed Products, which are interchangeable with Licensed Products made and/or sold by Philips.


                            ARTICLE IV - HAVE MADE

      The licenses and rights granted to Licensee and its Associated Companies pursuant to Article II and the right to use the information pursuant to Article III, include the right for Licensee and its Associated Companies to have third parties manufacture for Licensee's or its Associated Companies' use and account with due regard to what has been provided hereinbefore such Licensed Products as Licensee and/or its Associated Companies require in and for their sale of Licensed Products, provided that such third parties agree to use the information obtained by Licensee pursuant to Article III only for the manufacture of Licensed Products ordered by Licensee and its Associated Companies and also agree to observe the secrecy obligations accepted by Licensee hereunder. As and when the information supplied by USPC to Licensee pursuant to Article III is supplied by Licensee or an Associated Company of Licensee to a third party supplier to have such third party supplier manufacture Licensed Products for Licensee and/or its Associated Companies, Licensee will notify USPC of the name of such third party supplier and of the fact that such third party supplier has agreed in writing to the restrictions on the use of the USPC supplied information to be observed by it.

                  ARTICLE V - ROYALTIES REPORTS AND PAYMENTS

5.01 Upon execution of this Agreement, Licensee will make a non-refundable payment of twenty five thousand ($25,000) US dollars to USPC. Said payment of twenty five thousand dollars shall not be credited against royalties payable hereunder pursuant to paragraph 5.02 of this Article V.

5.02 (A) IN THE CASE WHERE LICENSEE HAS CHOSEN OPTION A TO DEFINE LICENSED PATENTS - In consideration of the patent licenses granted hereunder by USPC to Licensee, Licensee agree to pay to USPC royalties as follows:

     (a) seven point five U.S. cents ($0.075) for each CDV Disc with an outer diameter greater than 130mm;

     (b) two U.S. cents ($0.02) for each CD-Audio Disc with an outer diameter smaller than 90mm; and

     (c)  four point five US cents ($0.045) for:

          - each CD-ROM Disc;

          - each CD-i Disc;

          - each Enhanced Music CD Disc;

          - each CDV Disc with an outer diameter equal to, or smaller than, 130mm; and

          - each CD-Audio Disc with an outer diameter equal to, or greater than, 90mm;

which is made, used, sold or otherwise disposed of by Licensee or an Associated Company of Licensee, and in which a Licensed Patent is utilized.

5.02 (B)  IN THE CASE WHERE LICENSEE HAS CHOSEN OPTION B TO

DEFINE LICENSED PATENTS - In consideration of the patent licenses granted hereunder by USPC to Licensee, Licensee agrees to pay to USPC royalties as follows:

     (a) eight U.S. cents ($0.08) for each CDV Disc with an outer diameter greater than 130mm;

     (b) two point two U.S. cents ($0.022) for each CD-Audio Disc with an outer diameter smaller than 90mm; and

     (c)  four point eight US cents ($0.048) for:

          - each CD-ROM Disc;

          - each CD-i Disc;

          - each Enhanced Music CD Disc;

          - each CDV Disc with an outer diameter equal to, or smaller than, 130mm; and

          - each CD-Audio Disc with an outer diameter equal to, or greater than, 90mm;

which is made, used, sold or otherwise disposed of by Licensee or an Associated Company of Licensee, and in which a Licensed Patent is utilized.

5.03 A Licensed Product shall be considered sold when invoiced, or if not invoiced, when delivered to a party other than the manufacturer.

        5.04 Within thirty (30) days after the 31st March, the 30th June, the 30th September and the 31st December of each year during the period this Agreement shall be in force and effect, Licensee shall submit to USPC, even if there are no sales, a statement in writing, duly certified by an officer of the Licensee, setting forth with respect to the preceding quarterly period:

             (i) The quantities of Licensed Products sold by Licensee and its Associated Companies, specifying the quantities for each of the following individual type of Licensed Products:

                  (a) CD-Audio Discs with an outer diameter smaller than 90 mm;

                  (b) CD-Audio Discs with an outer diameter equal to, or greater than 90 mm;

                  (c) CDV Discs with an outer diameter equal to, or greater than 130 mm;

                  (d)  CDV Discs with an outer diameter smaller than 130 mm;

                  (e)  CD-ROM Discs;

                  (f)  CD-i Discs;

                  (g)  Enhanced Music DC Discs;

        and

             (ii) the royalty payable to USPC as calculated under the terms of this Agreement.

             Licensee shall pay to USPC the royalty due hereunder in U.S. dollars concurrently with submission of the above mentioned statement.

        5.05 Royalties shall be due and payable on all Licensed Products manufactured prior to, but remaining in stock with Licensee and its Associated Companies at the date of expiration or termination of this Agreement. Certified reports on the number of Licensed Products in stock at the time of expiration or termination of this Agreement shall be submitted to USPC within thirty (30) days after such expiration or termination. For the purpose of royalty computation it shall be assumed that all Licensed Products in stock will be sold, leased or otherwise disposed of in the same countries and in proportionally the same quantities as in the last full six (6) months period reported on during the term of this Agreement. Payment of royalties due shall be effected concurrently with the submission of said certified report.

        5.06 All payments which are not made on the dates specified herein, shall accrue interest at the rate of two percent (2%) per month or the maximum permitted by applicable law, whichever is less.

        5.07 All costs, such as stamp duties, taxes and other similar levies originating from or in connection with the conclusion of this Agreement shall be borne by Licensee. However, in the event that the government of a country imposes any income taxes on payments hereunder by Licensee to USPC and requires Licensee to withhold such tax from such payments, Licensee may deduct such tax from such payments. In such event, Licensee shall promptly furnish USPC with tax receipts issued by appropriate tax authorities so as to enable USPC to support a claim for credit against income taxes which may be payable by USPC and/or its Associated Companies in the Netherlands.

        5.08 In order that the royalties and reports provided for in this
             Article V may be verified, Licensee agrees to ensure that full, complete and accurate books and records shall be kept covering all sales or other disposals of Licensed

             Products by Licensee and/or its Associated Companies, for a period of three (3) years following such sales or other dispositions. It is agreed that the books and records of Licensee and/or its Associated Companies may be audited from time to time, but not more than once in each calendar year, by an independent certified public accountant appointed by USPC and reasonably acceptable to Licensee, to the extent necessary to verify the accuracy of the aforementioned statements and payments. Such inspection shall be completed at USPC's own expense provided that if any discrepancy or error exceeding three percent (3%) of the money actually due is found in connection with the computation, the cost of such inspection shall be borne by Licensee.

        5.09 Notwithstanding the provisions of Paragraph 5.08 of this Article V, Licensee shall furnish whatever additional information as USPC may reasonably request from time to time to enable USPC to ascertain which products sold, leased or put into use by Licensee and/or its Associated Companies are subject to the payment of royalties to USPC hereunder, the patent rights which have been utilized in connection with such products, and the amount of royalties payable.

                    ARTICLE VI - MOST FAVORABLE CONDITIONS

     If under otherwise substantially the same conditions as contained in this Agreement, licenses under the patent rights referred to and licensed pursuant to Article II should be granted for Licensed Products to any third party at a royalty rate more favorable than the rate payable by Licensee under this Agreement, Licensee shall be entitled to have the royalty rate applicable to it modified to such extent that the same shall be as favorable as that available to such third party, provided always that such obligation shall not apply in respect of cross-license agreements and other agreements, in which the consideration for such licenses shall not be wholly expressed in payment of royalties and shall also not apply to licenses or other arrangements made pursuant to a court decision or a settlement of a dispute between USPC and a Licensee or between USPC and a third party. Without limiting the foregoing, this Article VI shall not apply to terms entered into in settlement of a filed court action regardless of the nature of such action or settlement terms.

                           ARTICLE VII - DISCLAIMER

     USPC warrants that it shall furnish the information to be supplied by it to the best of its ability, but it makes no representation or warranty as to the value of the information transmitted or the ability of Licensee to make use thereof to secure interchangeability. USPC makes no warranty whatsoever that the use of information supplied by USPC does not infringe or may not cause infringement of patent rights owned or controlled by third parties, or of patent rights owned or controlled by USPC or an Associated Company of USPC not licensed pursuant to Article II.

     In further certainty the parties of this Agreement recognize that third parties own patent rights in the field of Licensed Products and Licensee accepts that USPC makes no warranty whatsoever that any manufacture, use, sale, lease or other disposition of Licensed Product will be free from infringement of any patent other than Licensed Patents.

                            ARTICLE VIII - SECRECY

     Licensee agrees that, subject to what has been provided for in Article IV of this Agreement, Licensee and its Associated Companies shall not disclose to any third party information relative to the manufacture and sale of Licensed Products acquired from USPC or USPC's Associated Companies. This obligation, which shall run for the period of this Agreement and for a period of three (3) years thereafter, shall not apply to the extent information so acquired:

(a) was known to Licensee or its Associated Companies prior to the date said information was acquired from USPC or its Companies, as shown by records of Licensee or any Company of Licensee or otherwise demonstrated to Philips' satisfaction;

(b) is or has become available to the public in general through no fault of Licensee or its Companies;

(c) was or is received from a third party who was free and had a legal right to disclose the same.

     In protecting information acquired from USPC or their Companies pertaining to Licensed Products, Licensee has agreed that Licensee and its Companies will take all necessary measures and precautions, including, but not limited to, measures requiring their present and future employees to give suitable undertakings of secrecy both for the period of their employment and thereafter, and that in general such information will be treated in the same manner and with the same degree of care as Licensee applies and has applied to its own information of a sensitive or confidential nature.

                    ARTICLE IX - PATENT MARKINGS AND LOGO

9.01 If requested by USPC, Licensee shall place appropriate patent markings on an exposed surface of the Licensed Products made, used, sold and/or otherwise disposed of hereunder. The content, form, location and language used in such markings shall be in accordance with the laws and practices of the country, where such markings are used.

9.02 In addition, Licensed Products may be provided with respective logos in accordance with the instructions laid down in the CD Logo Guide which is available from USPC on request (hereinafter referred to as "the Logo"). In advertisements and sales literature with respect to Licensed Products sold by Licensee and/or its Companies the Logo may similarly be used and applied.

9.03 USPC grants Licensee and its Companies a royalty free, non-exclusive, non-transferable, indivisible right to use the Logo on and with respect to Licensed Products manufactured by or for Licensee and/or its

       Companies in accordance with the instructions laid down in Exhibit AA.

9.04 Licensee understands and agrees that USPC makes no warranty whatsoever that any use of the Logo will be free from infringement of intellectual property rights owned by third parties.

                               ARTICLE X - ASSIGNMENT

     This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective assigns. It may not be assigned in whole or in part by Licensee without the prior consent in writing of USPC except to the surviving corporation of a merger, consolidation or other transfer of all or substantially all the assets of Licensee and except that Licensee may assign this Agreement to one of its Companies provided that Licensee remains liable hereunder and the transferee has the capability to perform all obligations to be performed hereunder.

                           ARTICLE XI - TERM AND TERMINATION

11.01 This Agreement shall be effective from the date first written above, if and unless otherwise terminated shall remain in force for a period of ten (10) years from the effective date of this Agreement. Notwithstanding the foregoing, this Agreement shall expire on the expiration date of the last to expire of the Licensed Patents licensed and referred to in Article II.

11.02 Either party may terminate this Agreement at any time on thirty (30) days notice to the other party in the event that the latter shall fail to perform any obligation under this Agreement and such default is not remedied within thirty (30) days after receipt of a notice specifying the nature of the default. Such right of termination shall not be exclusive of any other remedies or means of redress to which the non-defaulting party may be lawfully entitled, it being intended that all such remedies shall be cumulative. Any such termination shall not affect any payments, the rights to which may have fallen due under this Agreement prior to such termination. Notwithstanding anything to the contrary herein, USPC shall have the right, at its sole option and discretion, to terminate this Agreement without advance notice (but with written notice) in the event that Licensee shall fail to abide by the obligations as set forth in Article V hereof for three (3) consecutive quarters.

11.03  The obligations set forth in paragraphs 2.02, 2.03, 2.04, 2.05, 5.05,
       12.05 and Article VIII shall survive termination of this Agreement. Notwithstanding the foregoing, in the event termination is due to the breach of the Agreement by Licensee, paragraphs 2.02 and 2.03 shall not survive termination.

11.04 If Licensee should be dissolved or file a voluntary petition in bankruptcy or seek any court of governmental protection from creditors or make any assignment for creditors, or should an order be entered pursuant to any law relating to bankruptcy or insolvency appointing a receiver or trustee for Licensee, and if any such receivership is not terminated within sixty (60) days, then, in any of the events specified in this paragraph 11.04, USPC may give written notice to Licensee terminating this Agreement and this Agreement shall be terminated in accordance with the notice.

                            ARTICLE XII - MISCELLANEOUS

12.01 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them and neither of the parties shall be bound by any conditions, definitions, warranties, waivers, releases or representations (either expressed or implied) with respect to the subject matter of this Agreement, other than expressly provided for herein, or as duly set forth on or subsequent to the date hereof in writing signed by a duly authorized representative of the party to be bound thereby.

12.02  Nothing contained in this Agreement shall be construed:

       (a) as imposing on either party any obligation to institute any suit or action for infringement of any of the patent rights licensed hereunder or to defend any suit or action brought by a third party which challenges or concerns the validity of any of such patent rights, it being expressly understood that Licensee shall have no right to institute any such suit or action for infringement of any of the patent rights licensed by USPC hereunder, nor the right to defend any such suit or action which challenges or concerns the validity of any such USPC patent right;

       (b) as imposing any obligation to file any patent application or to secure any patent or to maintain any patent in force;

       (c) as conferring any license or right to copy or to simulate the appearance and/or design of any product of USPC or its Companies;

       (d) as conferring any license under the patent rights licensed pursuant to Article II hereof to manufacture, use, sell, lease or otherwise dispose of any product or device other than a Licensed Product.

12.03 If at any time a party shall elect not to assert its rights under any provision of this Agreement, such action or lack of action in that respect shall not be construed as a waiver of its rights under said provision or of any other provision of this Agreement.

12.04 Any notice or request required or permitted to be given under or in connection with this Agreement or the subject matter hereof shall be in writing and shall be deemed to have been sufficiently given when, if given to Licensee, it is addressed to:

               Robert Steinberg, Esq.
               Irell & Manella LLP
               1800 Avenue of the Stars
               Suite 900
               Los Angeles, California 90067-4276

               and in respect of USPC, to:

               Intellectual Property Department
               U.S. Philips Corporation
               580 White Plains Road,
               Tarrytown, New York 10591

       and sent in each case by telecopy and Registered Mail, postage prepaid. The date of mailing shall be deemed to be the date on which such notice of request has been given. Either party may give written notice of change of address and, after notice of such change has been received, any notice or request required to be given shall thereafter be given to such party at such changed address in the manner as provided above.

12.05 This Agreement and all disputes, claims or controversies arising out of, or in any way relating to, this Agreement ("Dispute") shall be governed by and construed, and any claim or controversy arising with respect thereto shall be determined, in accordance with the laws and in the competent courts of the State of New York. The parties hereto consent to the personal jurisdiction of the competent courts of the State of New York for the purpose of prosecuting or resolving any such Dispute.

       IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be signed on the date first above written.



U.S. PHILIPS CORPORATION                 FUTURE MEDIA PRODUCTIONS, INC.



By /s/ Algy Tamoshunas                   By /s/ Alex Sandel
   ------------------------                 ------------------------
   Algy Tamoshunas                          Alex Sandel

Title  Vice President                    Title  President
     ----------------------                    ---------------------

Date  10/30/96                           Date  10/23/96
     ----------------------                   ----------------------

Exhibit I
Option A - CD-Audio Disc                                    December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration Date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7214999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit I
Option A - CD-Audio Disc                                    December 5, 1995
Page 2

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.01.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/         PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PS 1872451/         CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
S-8P038             S 55-22605/         PS 4,398,292/       JPL 670009/         Method and apparatus for encoding digital with
                    25.02.1980          23.02.2001          25.02.2000          two error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit II
Option B - CD-Audio Disc                                    December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration Date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7211999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972                              25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 7016                                  PS 4,118,734/                           Optical videodisc with variable width tracks
                                        29.10.1996
----------------------------------------------------------------------------------------------------------------------------------
N 7340              NL 7401858/         PS 4,084,185/                           Record carrier on which information is stored in
                    12.02.1974          03.03.1996                              an optically readable structure
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------

Exhibit II
Option B - CD-Audio Disc                                    December 5, 1995
Page 2

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9076              NL 7803069/         PS 4,450,553/       PS 1363333/         Multi-layer optical disc
                    22.03.1978          22.05.2001          22.03.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9258              NL 7810463/         PS 4,930,116/       PS 1550033/         Optical disc with deep pits in shallow v-shaped
                    19.10.1978          27.05.2007          19.10.1999          groove
----------------------------------------------------------------------------------------------------------------------------------
N 9398              NL 7902363/         PS 4,499,574/       PS 1694091/         Adaption of track distance to pit frequency
                    27.03.1979          12.02.2002          25.03.2000
----------------------------------------------------------------------------------------------------------------------------------
N 9567                                  PS 4,325,135/                           Optical record carrier and apparatus for reading
                                        13.04.1999                              it
----------------------------------------------------------------------------------------------------------------------------------
N 9587                                  PS 4,310,916/                           Optical record carrier and apparatus for reading
                                        12.01.99                                it
----------------------------------------------------------------------------------------------------------------------------------
N 9725              NL 8002039/         PS 4,389,719/                           Optical disc with PVC substrate covered cured
                    08.04.1980          08.09.2000                              lacquer
----------------------------------------------------------------------------------------------------------------------------------

Exhibit II
Option B - CD-Audio Disc                                    December 5, 1995
Page 3

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9732              NL 8002411/         PS 4,556,967/                           Two phase information structure without cross-talk
                    25.04.1980          03.12.2002
----------------------------------------------------------------------------------------------------------------------------------
N 9933              NL 8100098/         PS 4,423,502/       PS 7882422/         Optical disc with tracks at different levels
                    12.01.1981          09.11.2001          12.01.2002
----------------------------------------------------------------------------------------------------------------------------------
P 10530             P 51-138821/        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          19.10.1999          24.04.1998
                                        Re 31,666/
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 14768             P 55-99252/         PS 4,358,780/       PPU 57-24038/       Information recording medium
                    18.07.1980          10.07.2001          18.07.2000
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.1981
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 800-1028/        PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------

Exhibit II
Option B - CD-Audio Disc                                    December 5, 1995
Page 4

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PS 1872451/         CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
S 8P038             S 55-22605/         PS 4,398,292/       JPI. 670009/        Method and apparatus for encoding digital with
                    25.02.1980          23.02.2001          25.02.2001          two error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit III
Option A - CD-ROM Disc                                      December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration Date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7211999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------

Exhibit III
Option A - CD-ROM Disc                                      December 5, 1995
Page 2

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.04.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
P 18816             JP 58-35459/        PS 4,707,818/       PPU 59-162605/      Data transmitting system
                    04.03.1983          17.11.5004          04.03.2003
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/         PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PS 1872451/         CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
Q 83025             JP 83-161514/       PS 4,641,295/       PPU 60-52961/       Framing of data blocks on CD-ROM
P 19764             01.09.1983          27.08.2004          01.09.2003
----------------------------------------------------------------------------------------------------------------------------------
Q 84008             JP 84-57595/        PS 4,980,764/       PPU 60-201575/      CD-ROM error correction system A
P 21500             24.03.1984          22.03.2005          24.03.2004
                                        Re 33.462/
                                        22.03.2005
----------------------------------------------------------------------------------------------------------------------------------

Exhibit III
Option A - CD-ROM Disc                                      December 5, 1995
Page 3

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
Q 84009             JP 84-57596/        PS 4,680,764/       PPU 60-201576/      CD-ROM error correction system B
P 21501             24.03.1984          22.03.2005          24.03.2004
                                        Re 33,462/
                                        22.03.2005
----------------------------------------------------------------------------------------------------------------------------------
S-8P038             S 55-22605/         PS 4,398,292/       JPI. 670009/        Method and apparatus for encoding digital with
                    25.02.1980          23.02.2001          25.02.2000          two error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit IV
Option B - CD-ROM Disc                                      December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration Date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7211999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 7016                                  PS 4,118,734/                           Optical disc with variable width
                                        09.10.1996
----------------------------------------------------------------------------------------------------------------------------------
N 7340              NL 7401858/         PS 4,084,185/                           Record carrier on which information is stored in
                    12.02.1974          03.03.1996                              an optically readable structure
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------

Exhibit IV
Option B - CD-ROM Disc                                      December 5, 1995
Page 2

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9076              NL 7803069/         PS 4,450,553/       PS 1363333/         Multi-layer optical disc
                    22.03.1978          22.05.2001          22.03.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9258              NL 781463/          PS 4,930,116/       PS 1550033/         Optical disc with deep pits in shallow v-shaped
                    19.10.1978          27.05.2007          19.10.1999          groove
----------------------------------------------------------------------------------------------------------------------------------
N 9398              NL 7902363/         PS 4,499,574/       PS 1694091/         Adaption of track distance to pit frequency
                    27.04.1979          12.02.2002          25.03.2000
----------------------------------------------------------------------------------------------------------------------------------
N 9567              NL 7906576          PS 4,325,135/                           Optical record carrier and apparatus for reading
                                        13.04.1999                              it
----------------------------------------------------------------------------------------------------------------------------------
N 9587                                  PS 4,310,916/                           Optical record carrier and apparatus for reading
                                        12.01.1999                              it
----------------------------------------------------------------------------------------------------------------------------------
N 9725              NL 8002039/         PS 4,389,719/                           Optical disc with PVC substrate covered cured
                    08.04.1980          08.09.2000                              lacquer
----------------------------------------------------------------------------------------------------------------------------------
N 9732              NL 8002411/         PS 4,556,967/                           Two phase information structure without cross-talk
                    25.04.1980          03.12.2002
----------------------------------------------------------------------------------------------------------------------------------

Exhibit IV
Option B - CD-ROM Disc                                      December 5, 1995
Page 3

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9933              NL 8100098/         PS 4,423,502/       PS 7882422/         Optical disc with tracks at different levels
                    12.01.1981          09.11.2001          12.01.2002
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.04.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 14768             P 55-99252          PS 4,358,780/       PPU 57-24038/       Information recording medium
                    18.07.1980          10.07.2001          18.07.2000
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
P 18816             JP 58-35459/        PS 4,707,818/       PPU 59-162605/      Data transmitting system
                    04.03.1983          17.11.2004          04.03.2003
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/         PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------

Exhibit IV
Option B - CD-ROM Disc                                      December 5, 1995
Page 4

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PS 1872451/         CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
Q 83025             JP 83-161514/       PS 4,641,295/       PPU 60-52961/       Framing of data blocks on CD-ROM
P 19764             01.09.1983          27.08.2004          01.09.2003
----------------------------------------------------------------------------------------------------------------------------------
Q 84008             JP 84-57595/        PS 4,680,764/       PPU 60-201575/      CD-ROM error correction system A
P 21500             24.03.1984          22.03.2005          24.03.2004
                                        Re 33,462/
                                        22.03.2005
----------------------------------------------------------------------------------------------------------------------------------
Q 84009             JP 84-57596/        PS 4,680,764/       PPU 60-201576/      CD-ROM error correction system B
P 21501             24.03.1984          22.03.2005          24.03.2004
                                        Re 33,462/
                                        22.03.2005
----------------------------------------------------------------------------------------------------------------------------------
S 8P038             S 55-22605/         PS 4,398,292/       JPL 670009/        Method and apparatus for encoding digital with
                    25.02.1980          23.02.2001          25.02.2001          two error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit V
Option A - CD-1 Disc                                        December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration Date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
B 33255             GB 8609078/         4,868,764/                              Enhanced resolution of CD-ROM stored TV-pictures
                    14.04.1986          06.04.2007
----------------------------------------------------------------------------------------------------------------------------------
B 33335             GB 8726961/         4,858,026/          PPU 63-168781/      Pyramid encoder with decoder in prediction channel
                    24.12.1986          21.12.2007          24.12.2007
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7211999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------

Exhibit V
Option A - CD-1 Disc                                        December 5, 1995
Page 2

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in Optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 11734             NL 8600980/         4,914,515/          PPU 62-256269/      Partial updating of stationary pictures on CD-1
                    18.04.1986          15.04.2007          17.04.2007
----------------------------------------------------------------------------------------------------------------------------------
N 11753             NL 8601182/         4,794,465/          PPU 62-269584/      Data driven action tagging in CD-1
                    12.05.1986          10.10.2006          11.05.2007
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.04.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
P 19262             JP 58-97687/        A 700817/           PS 1,864,908/       Digital signal transmitting method
                    01.06.1983                              01.06.2003
----------------------------------------------------------------------------------------------------------------------------------

Exhibit V
Option A - CD-1 Disc                                        December 5, 1995
Page 3

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
P 19263             JP 58-97688/        A 700817/           PS 1,864,909/       Digital signal transmitting method
                    01.06.1983                              01.06.2003
----------------------------------------------------------------------------------------------------------------------------------
P 19264             JP 58-97689/        A 700817/           PS 1,782,167/       Digital signal transmitting method
                    01.06.1983                              01.06.2003
----------------------------------------------------------------------------------------------------------------------------------
P 23912             JP 60-51994/                            PPU 61-211728       Data processing apparatus
                    15.03.1985               -              15.03.2005
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/         PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PPU 57-4629/        CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
Q 86003             NL 8600450/         4,802,169/          PPU 62,217468/      Real time format switching in CD-1
P 30624             26.02.1986          24.02.2007          23.07.2007
----------------------------------------------------------------------------------------------------------------------------------
S-8P038             S 55-22605/         PS 4,398,292/       JPI. 670009/        Method and apparatus for encoding digital with
                    25.02.1980          23.02.2001          25.02.2000          two error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VI
Option B - CD-1 Disc                                        December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration Date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
B 33255             GB 8609078/         4,868,764/                              Enhanced resolution of CD-ROM stored TV-pictures
                    14.04.1986          06.04.2007
----------------------------------------------------------------------------------------------------------------------------------
B 33335             GB 8726961/         4,858,026/          PPU 63-168781/      Pyramid encoder with decoder in prediction channel
                    24.12.1986          21.12.2007          24.12.2007
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 72511999/        PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 7016                                  PS 4,118,734/                           Optical disc with variable width tracks
                                        24.10.1996
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VI
Option B - CD-1 Disc                                        December 5, 1995
Page 2

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 7340              NL 7401858          PS 4,084,185/                           Record carrier on which information is stored in
                                        03.03.1996                              an optically readable structure
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678          Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9258              NL 7810463/         PS 4,930,116/       PS 1550033/         Optical disc with deep pits in shallow v-shaped
                    19.10.1978          27.05.2007          19.10.1999          groove
----------------------------------------------------------------------------------------------------------------------------------
N 9398              NL 7902363/         PS 4,499,574/       PS 1694091/         Adaption of track distance to pit frequency
                    27.03.1979          12.02.2002          25.03.2000
----------------------------------------------------------------------------------------------------------------------------------
N 9567                                  PS 4,325,135/                           Optical record carrier and apparatus for reading
                                        13.04.1999                              it
----------------------------------------------------------------------------------------------------------------------------------
N 9587                                  PS 4,310,916/                           Optical record carrier and apparatus for reading
                                                                                it
----------------------------------------------------------------------------------------------------------------------------------
N 9725              NL 8002039/         PS 4,389,719/                           Optical disc with PVC substrate covered cured
                    08.04.1980          08.09.2000                              lacquer
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VI
Option B - CD-1 Disc                                        December 5, 1995
Page 3

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9732              NL 8002411/         PS 4,556,967/                           Two phase information structure without cross-talk
                    25.04.1980          03.12.2002
----------------------------------------------------------------------------------------------------------------------------------
N 9933              NL 8100098/         PS 4,423,502/       PS 7882422/         Optical disc with tracks at different levels
                    12.01.1981          09.11.2001          12.01.2002
----------------------------------------------------------------------------------------------------------------------------------
N 11734             NL 8600980/         4,914,515/          PPU 62-256269/      Partial updating of stationary pictures on CD-1
                    18.04.1986          15.04.2007          17.04.2007
----------------------------------------------------------------------------------------------------------------------------------
N 11753             NL 8601182/         4,794,465/          PPU 62-269584/      Data driven action tagging in CD-1
                    12.05.1986          10.10.2006          11.05.2007
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.04.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 14768             P 55-99252/         PS 4,358,780/       PPU 57-24038/       Information recording medium
                    18.07.1980          10.07.2001          18.07.2000
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VI
Option B - CD-1 Disc                                        December 5, 1995
Page 4

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
P 19262             JP 58-97687/        A 700817/           PS 1,864,908/       Digital signal transmitting method
                    01.06.1983                              01.06.2003
----------------------------------------------------------------------------------------------------------------------------------
P 19263             JP 58-97688/        A 700817/           PS 1,864,909/       Digital signal transmitting method
                    01.06.1983                              01.06.2003
----------------------------------------------------------------------------------------------------------------------------------
P 19264             JP 58-97689/        A 700817/           PS 1,782,167/       Digital signal transmitting method
                    01.06.1983                              01.06.2003
----------------------------------------------------------------------------------------------------------------------------------
P 23912             JP 60-51994/           -                PPU 61-211728       Data processing apparatus
                    15.03.1985                              15.03.2005
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/         PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PPU 57-4629         CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
Q 86003             NL 8600450/         4,802,169/          PPU 62-217468/      Real time format switching in CD-1
P 30624             26.02.1986          24.02.2007          23.07.2007
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VI
Option B - CD-1 Disc                                        December 5, 1995
Page 5

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
S-8P038             S 55-22605/         PS 4,398,292/       JPI. 670009/        Method and apparatus for encoding digital with
                    25.02.1980          23.02.2001          25.02.2000          two error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VII
Option A - CDV - Disc                                       December 5, 1995
Page 1

                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7211999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    02.09.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 8717              NL 7702874/         PS 4417285/         PS 1153514/         Automatic field correction during VLP stop-motion
                    17.03.1977          22.11.2000          25.09.1997
                                                            PS 1313142/
                                                            16.03.1998
                                                            PS 1351132/
                                                            16.03.1998
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VII
Option A - CDV - Disc                                       December 5, 1995
Page 2


                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL. 7809227/        PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 10591             NL 8300541/         PS 4660097/                             VIP with "Compact-Disc" audio
                    14.02.1983          21.04.2004
----------------------------------------------------------------------------------------------------------------------------------
N 10730             NL 8302542/         PS 4642702/         PS 1944768/         VIP with CD audio in underband
                    15.07.1983          13.07.2004          14.02.2004
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.04.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
P 20779             JP 58-226598/       PS 4893193/         PPU 60-119670/      Disc type recording media
                    30.11.1983          09.01.2007          30.11.2003
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VII
Option A - CDV - Disc                                       December 5, 1995
Page 3


                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/        PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PPU 57-4629/        CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
S 8P038             S 55-22605/         PS 4,398,292/       JPL 670009/         Method and apparatus for encoding digital with two
                    25.02.1980          23.02.2001          25.02.2000          error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VIII
Option B - CDV - Disc                                       December 5, 1995
Page 1


                          SURVEY OF LICENSOR'S PATENT RIGHTS


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority            US Patent (PS)      JP Ut. Model (UM)   Title
Ref. No. PII        Application/        or Appln. No./      Prov. Publ. (U)
                    Priority date       Expiration date     Patent (PS)
                                                            Publication (PUB)
                                                            Prov. Publ. (PPU)
                                                            or Appln. No./
                                                            Expiration date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
N 6493              NL 7211999/         PS 5,068,846/       PS 905844/          Optical disc with disc body acting as protection
                    09.02.1972          26.11.2008          25.08.1992
----------------------------------------------------------------------------------------------------------------------------------
N 7016                                  PS 4,118,734/                           Optical disc with variable width tracks
                                        24.10.1996
----------------------------------------------------------------------------------------------------------------------------------
N 7340              NL 7401858          PS 4,084,185/                           Record carrier on which information is stored in an
                                        03.03.1996                              optically readable structure
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VIII
Option B - CDV - Disc                                       December 5, 1995
Page 2


                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 8717              NL 7702874/         PS 4417285/         PS 1153514/         Automatic field correction during VLP stop-motion
                    17.03.1977          22.11.2000          25.09.1997
                                                            PS 1313142/
                                                            16.03.1998
                                                            PS 1351132/
                                                            16.03.1998
----------------------------------------------------------------------------------------------------------------------------------
N 8979              NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                    12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------
N 9076              NL 7803069/         PS 4,450,553/       PS 1363333/         Multi-layer optical disc
                    22.03.1978          22.05.2001          22.03.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9225              NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                    09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9258              NL 7810463/         PS 4,930,116/       PS 1550033/         Optical disc with deep pits in shallow v-shaped
                    19.10.1978          27.05.2007          19.10.1999          groove
----------------------------------------------------------------------------------------------------------------------------------
N 9398              NL 7902363/         PS 4,499,574/       PS 1694091/         Adaption of track distance to pit frequency
                    27.03.1979          12.02.2002          25.03.2000
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VIII
Option B - CDV - Disc                                       December 5, 1995
Page 3


                          SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9567                                  PS 4,325,135/                           Optical record carrier and apparatus for reading it
                                        13.04.1997
----------------------------------------------------------------------------------------------------------------------------------
N 9587              NL 7907180          PS 4,310,916/       PS 1637642          Optical record carrier and apparatus for reading it
                                        12.01.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9725              NL 8002039/         PS 4,389,719/                           Optical disc with PVC substrate covered cured
                    08.04.1980          08.09.2000                              lacquer
----------------------------------------------------------------------------------------------------------------------------------
N 9732              NL 8002411/         PS 4,556,968/                           Two phase information structure without cross-talk
                    25.04.1980          03.12.2002
----------------------------------------------------------------------------------------------------------------------------------
N 9933              NL 8100098/         PS 4,423,502/       PS 7882422/         Optical disc with tracks at different levels
                    12.01.1981          09.11.2001          12.01.2002
----------------------------------------------------------------------------------------------------------------------------------
N 10591             NL 8300541/         PS 4660097/                             VLP with "Compact-Disc" audio
                    14.02.1983          21.04.2004
----------------------------------------------------------------------------------------------------------------------------------
N 10730             NL 8302542/         PS 4642702/         PS 1944768/         VLP with CD audio in underband
                    15.07.1983          13.07.2004          14.02.2004
----------------------------------------------------------------------------------------------------------------------------------
P 10530             PS 51-138821        PS 4,142,210/       PPU 5.3-63002/      Method of signal recording and disc-shaped signal
                    18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------

Exhibit VIII                                                December 5, 1995
Option B - CDV - Disc
Page 4

                    SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
P 12222             P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                    21.04.1978          Re 31,666/          21.04.1998
                                        19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 14768             P 55-99252/         PS 4,358,780/       PPU 57-24038/       Information recording medium
                    18.07.1980          10.07.2001          18.07.2000
----------------------------------------------------------------------------------------------------------------------------------
P 15688             J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                    01.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
P 20779             JP 58-226598/       PS 4893193/         PPU 60-119670/      Disc type recording media
                    30.11.1983          09.01.2007          30.11.2003
----------------------------------------------------------------------------------------------------------------------------------
Q 80007             NL 8004028/         PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009             JP 55-67608/        PS 4,413,340/       PPU 57-4629/        CIRC
P 14539             21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
S-8P038             S 55-22605/         PS 4,398,292/       JPL 670009/         Method and apparatus for encoding digital with two
                    25.02.1980          23.02.2001          25.02.2000          error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Exhibit IX                                                      December 5, 1995
Option A - Enhanced Music CD - Disc
Page 1


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

------------------------------------------------------------------------------------------------------------------------------
Licensor's         Priority            US Patent (PS)      Jp Ul Model (UM)    Title
Ref No PII         Application/        or Appln. No/       Prov. Publ (U)
                   Priority date       Expiration date     Patent (PS)
                                                           Publication (PUB)
                                                           Prov. Publ (PPU)
                                                           or Appln No/
                                                           Expiration date
------------------------------------------------------------------------------------------------------------------------------
D 86308            DE 36 13 343/       PS 4,825,285/       A 63-001 183/       DPCM encoder with 2-dimensional low pass filter
D 86313            19.04.1986          15 01 2007          20 04 2007
D 86337            DE 36 20 424/
                   10.06.1986
                   DE 36 38 128/
                   08.11.1986
------------------------------------------------------------------------------------------------------------------------------
D 86327            DE 36.31 252/       PS 4,901,075/       A 63-132.530/       Coefficient encoder in transform coding
D 86336            13.09.1986          11.09.2007          14.09.2007
                   DE 37.38.127/
                   08.11.1986
------------------------------------------------------------------------------------------------------------------------------

Exhibit IX                                                     December 5, 1995
Option A - Enhanced Music CD - Disc
Page 2

                                             SURVEY OF LICENSOR'S PATENT RIGHTS

---------------------------------------------------------------------------------------------------------------------------------
D 87091            DE 37 15 067/       PS 5,021,879/       A 63-287 186/       Motion estimation on superblocks of N transform
D 87291            06.05.1987          04.06.2008          06.05.2008          blocks
                   DE 37.15.147/
                   07.05.1987
                   DE 37 44 280/
                   28.12.1987
                   DE 37 26 520
---------------------------------------------------------------------------------------------------------------------------------
F 89522            FR 8908186/         A 631,830/          A 92-500 443/      NORMALISATION/special subsample pictures
                   20.06.1989                              19.06.2010
---------------------------------------------------------------------------------------------------------------------------------
F 89526            FR 8903929/         PS 5,079,631/       A 02 028 596/      Selectable temporal/controlled by
                   24.08.1989                                                 classification parameter
---------------------------------------------------------------------------------------------------------------------------------
N 6494             NI.7211999/         PS 5,068,846/       PS 905844/         Optical disc with disc body acting as protection
                   09.02.1972          26.11.2008          25.08.1992
---------------------------------------------------------------------------------------------------------------------------------
N 8979             NI.7713710          PS 4,188,433/                          Optical disc with coating comprising U-V lacquer
                   12.12.1977          20.07.1998
---------------------------------------------------------------------------------------------------------------------------------
N 9225             NI.7809227          PS 4,230,915/                          Depth of smooth pits in optical disc
                   09.11.1978          26.12.1998
---------------------------------------------------------------------------------------------------------------------------------

Exhibit IX                                                     December 5, 1995
Option A - Enhanced Music CD - Disc
Page 3

                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 13088            NI.89-023581/       PS 5,428,598/       PPU 03-108,162/      Copyright protection using alternating copy-bit
                   12.09.1989          27.06.2012          14.09.2010
                                       PS 5,453,968/
                                       26.09.2013
----------------------------------------------------------------------------------------------------------------------------------
N 13257            NI.900424/          A 369,864           A 04-216.288/        Image data blocks with hierarchal encoding level
                   22.02.1990                              20.02.2011
----------------------------------------------------------------------------------------------------------------------------------
N 13409            NI.91.200.764/      A 07-707,527/       A 01-233.380/        Sector and word offset in video block header
                   06.08.1990          A 08-269,941        04.06.2011
----------------------------------------------------------------------------------------------------------------------------------
N 13661            EP.91.200.764/      PS 5,341,356/       PPU 9.1-089.596/     Recording of contact info in lead out
                   02.04.1991          17.01.2012          02.04.2012
                   EP.91.201.005/
                   26.04.1991
----------------------------------------------------------------------------------------------------------------------------------
N 13685            EP.91.200.764/      PS 5,390,159/       PPU 93.094,657/      CD ROM-XA-WO
                   02.04.1991          12.02.2012          01.04.2012
                   EP.91.201.005/      A 08-328,307
                   26.04.1991          A 08-371,644

Exhibit IX                                                     December 5, 1995
Option A - Enhanced Music CD - Disc
Page 4

                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 13709            GB 9012538/         A 08-086,402/       A 04-229,464/        Decoder delay in coded videoframes on CD-I
                   15.06.1990          A 08-299,027/       04.06.2011
----------------------------------------------------------------------------------------------------------------------------------
P 10530            PS 51-138821        PS 4,142,210/       PPU 53-63002/        Method of signal recording and disc-shaped signal
                   18.11.1976          14.11.1997          18.11.1996           recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222            PS 53-47247/        PS 4,355,392        PPUB 63-29451/       Burst error correcting system
                   21.04.1978          Re 31,666/          21.06.1998
                                       19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 15668            I 56-546.301/       PS 5,305,301/       PPU 57-169938/       Optical recording medium
                   04.10.1980          19.04.2001          01.10.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80007            NL 800-1028/        PS 4,501,000/       PPU 57-488486/       Signal modulation system
P16056             14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80009            JP 55-67608/        PS 4,413,340/       PPU 57-4629/         CIRC
P 14539            21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
S-8P038            S 55-22605/         PS 4,398,292/       JPL 670009/          Method and apparatus for encoding digital with two
                   21.02.1980          23.02.2001          25.02.2000           error correcting codes
----------------------------------------------------------------------------------------------------------------------------------

Exhibit IX                                                     December 5, 1995
Option A - Enhanced Music CD - Disc
Page 5

                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
S 32P040           S 56-17,734         USP 4,456,905/      IP 1,547,082/        Method and apparatus for encoding binary data
                   09.02.1981          08.02.2002          09.02.2001
----------------------------------------------------------------------------------------------------------------------------------
S 91P276           S 91P276            PS 5,191.436/       PUB4-014.974/        Apparatus for recording compressed digital video
                   09051990            3004.2011           09.05.2010           data on a compact disc media
----------------------------------------------------------------------------------------------------------------------------------
S 90P308           JP 1-253,398        PS 5,155,593/       PUB 3-114.384/       Video signal coding method
                   27 09 1989          27 09 2010/          27 09 2009
----------------------------------------------------------------------------------------------------------------------------------
S 90P340           JP 1-267,046/       PS 5,132,792/       PUB 3-129,986/       Video signal transmitting system
                   14 10 1989          12 10 2010          14 10 2009
                   IP 1-267,044/                           PUB 3-129,985
                   14 10 1989
----------------------------------------------------------------------------------------------------------------------------------
8 1000899          JP [ILLEGIBLE]      PS 4,803,193/       PPU 60-119670/       Disc recording medium and apparatus for playback
P 14539            30 11 1983                              30 11 2003           thereof
----------------------------------------------------------------------------------------------------------------------------------
8-1002186          JP P58-226,599                          PS 4-62151/          Disc reproducing apparatus
                   30 11 1983                              30 11 2003
----------------------------------------------------------------------------------------------------------------------------------
94902625           JP P06-32017        cbd                 cbd                  Recording medium and its reproducing apparatus
                   22 12 1994                                                   and method
----------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 1


                                             SURVEY OF LICENSOR'S PATENT RIGHTS


------------------------------------------------------------------------------------------------------------------------------
Licensor's         Priority            US Patent (PS)      Jp ULModel (UM)    Title
Ref No P11         Application/        or Appln. No/       Prov. Publ (U)
                   Priority date       Expiration date     Patent (PS)
                                                           Publication (PUB)
                                                           Prov. Publ (PPU)
                                                           or Appln. No/
                                                           Expiration date
------------------------------------------------------------------------------------------------------------------------------
D 86308            DE 36 13 343/       PS 4,825,285/       A 63-001. 183/      DPCM encoder with 2-dimensional low pass filter
D 86313            19.04.1986          15.04.2007          20.04.2007
D 86337            DE 36 20 424/
                   10.06.1986
                   DE 36 38 128/
                   08.11.1986
------------------------------------------------------------------------------------------------------------------------------
D 86327            DE 36.31 252/       PS 4,901,075/       A 63-132.530/       Coefficient encoder in transform coding
D 86336            13.09.1986          11.09.2007          14.09.2007
                   DE 37.38.127/
                   08.11.1986
------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 2


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

---------------------------------------------------------------------------------------------------------------------------------
D 87091            DE.37.15 067/       PS 5,021,879/       A 63-287 186/       Motion estimation on superblocks of N transform
D 87291            06.05.1987          04.06.2008          06.05.2008          blocks
                   DE 37.15.147/
                   07.05.1987
                   DE 37 44 280/
                   28.12.1987
                   DE 37 26 520
---------------------------------------------------------------------------------------------------------------------------------
F 89522            FR 8908186/         A 631,830/          A 92-500 443/      Selectable temporal/special subsampled pictures
                   20.06.1989                              19.06.2010
---------------------------------------------------------------------------------------------------------------------------------
F 89526            FR 8903929/         PS 5,079,631/       A 02 028 596/      Normalisation controlled by classification parameter
                   24.03.1989          06.03.2010          23.03.2010
---------------------------------------------------------------------------------------------------------------------------------
N 6493             NL 7214999/         PS 5,068,846/       PS 905844/         Optical disc with disc body acting as protection
                   02.09.1972          26.11.2008          25.08.1992
---------------------------------------------------------------------------------------------------------------------------------
N 7016                                 PS 4,118,734/                          Optical videodisc with variable width tracks
                                       24.10.1996
---------------------------------------------------------------------------------------------------------------------------------
N 7340             NL 7401858          PS 4,084,185/                          Record carrier on which information is stored in an
                                       03.03.1996                             optically readable structure
---------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 3


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 8979             NL 7713710/         PS 4,188,433/                           Optical disc with coating comprising U-V lacquer
                   12.12.1977          20.07.1998
----------------------------------------------------------------------------------------------------------------------------------
N 9225             NL 7809227/         PS 4,230,915/       PS 1630678/         Depth of smooth pits in optical disc
                   09.11.1978          26.12.1998          08.09.1999
----------------------------------------------------------------------------------------------------------------------------------
N 9258             NL 78104163/        PS 4,930,116/       PS 1550033/         Optical disc with deep pits in shallow v-shaped
     -             19.10.1978          27.05.2007          19.10.1999          groove
----------------------------------------------------------------------------------------------------------------------------------
N 9398             NL 7902363/         PS 4,499,574/       PS 169-1091/        Adaption of track distance to pit frequency
                   27.03.1979          12.02.2002          25.03.2000
----------------------------------------------------------------------------------------------------------------------------------
N 9567                                 PS 4,325,135/                           Optical record carrier and apparatus for reading it
                                       13.04.1999-
----------------------------------------------------------------------------------------------------------------------------------
N 9587                                 PS 4,310,916/                           Optical record carrier and apparatus for reading it
                                       12.01.1999
-----------------------------------------------------------------------------------------------------------------------------------
N 9725             NL 8002039/         PS 4,389,719/                           Optical disc with PVC substrate covered cured
                   08.04.1980          08.09.2000                              lacquer
-----------------------------------------------------------------------------------------------------------------------------------
N 9732             NL 8002414/         PS 4,556,967/                           Two phase information structure without cross-talk
                   25.04.1980          03.12.2002
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 4


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 9933             NL 8100098/         PS 4,423,502/       PS 7882422/         Optical disc with tracks at different levels
                   12.01.1981          09.11.2001          12.01.2002
----------------------------------------------------------------------------------------------------------------------------------
N 13088            NL 89-02358/        PS 5,428,598/       PPU 03-108,162/     Copyright protection using alternating copy-bit
                   21.09.1989          27.06.2012          14.09.2010
                                       PS 5,453,968/
                                       26.09.2012
----------------------------------------------------------------------------------------------------------------------------------
N 13257            NL 900424/          A 369,864           A 04-216.288/       Image data blocks with hierarchial encoding level
                   22.02.1990                              20.02.2011
----------------------------------------------------------------------------------------------------------------------------------
N 13409            NL 9001771/         A 07-707.527        A 04-233.380/       Sector and word offset in video block header
                   06.08.1990          A 08-269.941        04.06.2011
----------------------------------------------------------------------------------------------------------------------------------
N 13661            EP 91.200.764/      PS 5,341,356/       PPU 93-089.596/     Recording of contract info in lead out
                   02.04.1991          07.01.2012          02.04.2012
                   EP 91.201.005/
                   26.04.1991
----------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 5


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
N 13685            EP 91.200.764/      PS 5,390,159/       PPU 93-094,675/     CD ROM-XA-WO
                   02.04.1991          12.02.2012          01.04.2012
                   EP 91 201 005/      A 08-328,307
                   26.04.1991          A 08-371,644
----------------------------------------------------------------------------------------------------------------------------------
N 13709            GB 9012538/         A 08-086,402        A 04-229.464/       Decoder delay in coded videoframes on CD-1
                   05.06.1990          A 08-299,027        04.06.2011
----------------------------------------------------------------------------------------------------------------------------------
P 10530            PS 51-138821        PS 4,142,210/       PPU 53-63002/       Method of signal recording and disc-shaped signal
                   18.11.1976          14.11.1997          18.11.1996          recording medium
----------------------------------------------------------------------------------------------------------------------------------
P 12222            P 53-47247/         PS 4,355,392        PUB 63-29451/       Burst error correcting system
                   21.04.1978          Re 31,666/          21.04.1998
                                       19.10.1999
----------------------------------------------------------------------------------------------------------------------------------
P 14768            P 55-99252/         PS 4,358,780/       PPU 57-24038/       Information recording medium
                   18.07.1980          10.07.2001          18.07.2000
----------------------------------------------------------------------------------------------------------------------------------
P 15688            J 56-54678/         PS 5,305,301/       PPU 57-169938/      Optical recording medium
                   04.10.1981          19.04.2011          04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
Q 80007            NL 8004028/        PS 4,501,000/       PPU 57-488486/      Signal modulation system
P 16056            14.07.1980          19.02.2002          14.07.2001
----------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 6


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
Q 80009            JP 55-67608/        PS 4,413,340/       PPU 57-4629/        CIRC
P 14539            21.05.1980          20.05.2001          21.05.2000
----------------------------------------------------------------------------------------------------------------------------------
S-8P038            S 55-22605/         PS 4,398,292/       JPL 670009/         Method and apparatus for encoding digital with two
                   25.02.1980          23.02.2001          25.02.2000          error correcting codes
----------------------------------------------------------------------------------------------------------------------------------
S-82P040           S 56-17,734         USP 4,456,905/      JP 1,547,082/       Method and apparatus for encoding binary data
                   09.02.1981          08.02.2002          09.02.2001
----------------------------------------------------------------------------------------------------------------------------------
S 91P276           JP 2-119,604        PS 5,191,436/       PUB 4-014,974/      Apparatus for recording compressed digital video
                   09.05.1990          30.04.2011          09.05.2010          data on a compact disc media
----------------------------------------------------------------------------------------------------------------------------------
S 90P308           JP 1-253,398        PS 5,155,593/       PUB 3-114,384/      Video signal coding method
                   27.09.1989          27.09.2010          27.09.1989
----------------------------------------------------------------------------------------------------------------------------------
S 90P340           JP 1-267,046/       PS 5,132,792/       PUB 3-129,986/      Video signal transmitting system
                   14.10.1989          12.10.2010          14.10.2009
----------------------------------------------------------------------------------------------------------------------------------
8-4000899          JP P58-226598       PS 4,893,193/       PPU 60-119670/      Disc recording medium and apparatus for playback
                   30.11.1983          09.01.2007          30.11.2003          thereof
----------------------------------------------------------------------------------------------------------------------------------
8-4002186          JP P58-226599                           PS 4-62151/         Disc reproducing apparatus
                   10.11.1983                              10.11.2003
----------------------------------------------------------------------------------------------------------------------------------

Exhibit X                                                      December 5, 1995
Option B - Enhanced Music CD - Disc
Page 7


                                             SURVEY OF LICENSOR'S PATENT RIGHTS

----------------------------------------------------------------------------------------------------------------------------------
94902625           JP P06-320107       t.b.d.              t.b.d.              Recording medium and its reproducing apparatus and
                   22.12.1994                                                  method
----------------------------------------------------------------------------------------------------------------------------------
94097815           JP P07-13211        t.b.d.              t.b.d.              Recording medium and recording and/or reproducing
                   30.01.1995                                                  apparatus thereof
----------------------------------------------------------------------------------------------------------------------------------